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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 17, 2006

                               BROOKE CORPORATION
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             (Exact name of registrant as specified in its charter)

           Kansas                        1-31698               48-1009756
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(State or other jurisdiction           (Commission          (I.R.S. Employer
      of incorporation)                File Number)        Identification No.)

  10950 Grandview Drive, Suite 600, Overland Park, Kansas         66210
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         (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code (913) 661-0123


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01     OTHER EVENTS

PRESS RELEASES. On January 17, 2006, Brooke Franchise Corporation, a subsidiary of Brooke Corporation (Nasdaq: BXXX), issued a press release announcing selected December 2005 results. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

On January 17, 2006, Brooke Credit Corporation, a subsidiary of Brooke Corporation, issued a press release announcing selected December 2005 results. A copy of the press release is furnished as Exhibit 99.2 to this Form 8-K.

The press releases may contain forward-looking statements. All forward-looking statements involve risks and uncertainties, and several factors could cause actual results to differ materially from those in the forward-looking statements. The following factors, among others, could cause actual results to differ from those indicated in the forward-looking statements: the uncertainty that Brooke Corporation and its subsidiaries will achieve their short-term and long-term profitability and growth goals, uncertainties associated with market acceptance of and demand for Brooke's products and services, the impact of competitive products and pricing, the dependence on third-party suppliers and their pricing, the ability to meet product demand, the availability of funding sources, the exposure to market risks, uncertainties associated with the development of technology, changes in the law and in economic, political and regulatory environments, changes in management, the dependence on intellectual property rights, the effectiveness of internal controls, and risks and factors described from time to time in reports and registration statements filed by Brooke Corporation with the Securities and Exchange Commission. A more complete description of Brooke's business is provided in Brooke Corporation's most recent annual, quarterly and current reports, which are available from Brooke Corporation without charge or at www.sec.gov.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1 Press Release dated January 17, 2006 announcing selected Brooke Franchise Corporation results for December 2005.

Exhibit 99.2 Press Release dated January 17, 2006 announcing selected Brooke Credit Corporation results for December 2005.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: 01/17/06

                                           BROOKE CORPORATION

                                           /s/ Anita F. Larson
                                           -------------------------------------
                                           Anita F. Larson
                                           President and Chief Operating Officer

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Exhibits

99.1   Press Release issued by BROOKE FRANCHISE CORPORATION on January 17, 2006.

99.2   Press Release issued by BROOKE CREDIT CORPORATION on January 17, 2006.